Subsequent Events	6 Months Ended
Jun. 30, 2019
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

Sevan Louisiana insurance recovery
On August 1, 2019, we received a payment on account of $15 million for the Sevan Louisiana insurance claim (refer Note 25). This comprised $4 million for physical damage and $11 million for loss of hire. The payment on account under the loss of hire policy related to the initial loss of hire period to May 31, 2019. This was agreed by the insurers during July 2019 and we will recognize income for this loss of hire payment in our third quarter financial statements.

Joint venture with Gulf Drilling International
On August 15, 2019, we announced the award of drilling contracts by Qatar Petroleum to Gulf Drilling International ("GDI"). We have entered into a 50:50 joint venture, Gulfdrill, which will initially manage and operate five premium jack-ups in Qatar with Qatar Petroleum commencing throughout 2020. The total contract value is expected to be $656 million, including mobilization fees. Each contract has five single well options which could add up to an estimated 14 cumulative years of term and an additional contract value of $700 million.

Gulfdrill will initially bareboat charter the West Telesto and West Castor from Seadrill and has secured bareboat charters for three additional units from a third-party shipyard.